THIS NOTE AND THE DEBT EVIDENCED HEREBY ARE SUBORDINATE TO THE PAYMENT OF CERTAIN INDEBTEDNESS OF THE BORROWER TO FIDELITY FUNDING OF CALIFORNIA, INC. ("FIDELITY), PURSUANT TO THE SUBORDINATION AGREEMENT BETWEEN FIDELITY AND LENDER DATED OCTOBER 25, 1995.

                      AMENDED AND RESTATED PROMISSORY NOTE

     THIS AMENDED AND RESTATED PROMISSORY NOTE is made this _______ day of _______, 1996, by and between AMERTRANZ WORLDWIDE, INC., a Delaware corporation (the "Borrower") and TIA, INC. (the "Lender").

                                   Background

     1. Borrower made a promissory note in the principal amount of $250,000 payable to Lender on October 25, 1995.

     2. Borrower made a promissory note in the principal amount of $100,000 payable to Lender on November 10, 1995.

     3. Borrower made a promissory note in the principal amount of $150,000 payable to Lender on November 21, 1995.

     4. Borrower made a promissory note in the principal amount of $300,000 payable to Lender on _______________, 1996.

     5. Borrower and Lender desire to consolidate the foregoing promissory notes ("Notes") and to provide for a repayment schedule for same.

     NOW,  THEREFORE,  in  consideration  of the  Background  and other good and
valuable   consideration,   Borrower   and  Lender  agree  that  the  Notes  are
consolidated, amended and restated as follows:

                      AMENDED AND RESTATED PROMISSORY NOTE

$800,000.00                                    Baltimore, Maryland
                                                  __________, 1996

     FOR VALUE RECEIVED, AMERTRANZ WORLDWIDE, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of TIA, INC. (the "Lender"), the principal sum of EIGHT HUNDRED THOUSAND DOLLARS ($800,000.00) (the "Principal Sum"), together with interest on the unpaid balance of the Principal Sum at a rate of interest equal to twelve percent (12%) per year, with interest calculated on the basis of a 365 day year, as follows:

     (a) The Principal Sum plus accrued interest on the unpaid balance of the Principal Sum shall be due and payable in


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12 equal  monthly  installments  of $71,079.03  each,  beginning on July 1,
1996, and continuing on the same day of each following month.

     (b) The entire unpaid balance of the Principal Sum, together with all accrued and unpaid interest and all other amounts due hereunder, if not sooner paid, shall be due and payable on July 1, 1997.

     All payments shall be made in lawful money of the United States of America in good funds at 112 East 25th Street, Baltimore, MD 21218, or at such other place as may be designated by the holder hereof.

     The Borrower hereby waives presentment, protest, demand, notice of demand, notice of non-payment and notice of dishonor.

     The Borrower shall have the right to prepay the whole or any part of the unpaid balance of the Principal Sum at any time and from time to time without penalty or premium. Unless the holder hereof shall designate a different order of application, which the holder hereof may do in its sole discretion, all payments made under this Note shall be applied first to costs of collection, then to unpaid late fees, then to accrued and unpaid interest, and the remainder, if any, to the outstanding balance of the Principal Sum.

     In the event that any payment due under this Note shall not be paid on the date due, the Borrower promises to pay to the order of the Lender, immediately and without demand, a late fee equal to five percent (5%) of such amount due and unpaid.

     Upon the occurrence of any Event of Default under that certain Loan and Security Agreement by and between Borrower and Lender dated October 25, 1995 (the "Loan Agreement"), or upon the occurrence of any default under any other promissory note made by Borrower and payable to the order of Lender pursuant to the Loan Agreement (an "Event of Default"), the entire unpaid balance of the Principal Sum, together with all costs of collection, late fees and accrued and unpaid interest due under this Note, shall, at the option of the holder hereof, be accelerated and become immediately due and payable.

     No failure or delay by the holder hereof to insist upon the strict performance of any provision of this Note or to exercise any right, power or remedy consequent upon an Event of Default shall constitute a waiver of any such provision or of any such Event of Default, or preclude the holder hereof from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Note, the holder hereof shall not be deemed to have waived the right either to require prompt payment when due of all other amounts due under this Note, to declare an Event of Default or to exercise any other available right, power or remedy.

     The Borrower promises to pay to the order of the Lender, upon demand, all costs and expenses of collection of this Note, including, but not limited to, attorneys' fees and expenses, plus interest on all such costs and expenses from the date of demand at the rate in effect from time to time under this Note.

     The Borrower hereby empowers any attorney or the clerk of any court of record within the United States or elsewhere to appear for the Borrower before any court having jurisdiction upon an Event of Default and to confess judgment against the Borrower for the then unpaid amount of the Principal Sum, all late fees then due, all accrued and unpaid interest, plus attorneys' fees in the amount of ten percent (10%) of the sum of the foregoing amounts, together with costs of suit, hereby waiving and releasing presentment, demand for payment, protest, notice of non-payment or error and all rights of exemption, appeal, modification, vacation, stay of execution, inquisition and extension upon any levy on real estate or personal property to which Borrower may be entitled under the laws of any state or territory of the United States now in force or which hereafter may be passed. The inclusion of a fixed amount of attorneys' fees in any confessed judgment shall not limit the Borrower's liability under this Note for all costs of collection, including attorneys' fees and expenses.

     The Borrower hereby consents to the exercise of personal jurisdiction over the Borrower by all state and federal courts situate in Baltimore City, Maryland and consents to the laying of venue in such jurisdiction.

     The obligations of the Borrower under this Note are irrevocable, absolute and unconditional, and are not subject to any claim or right of setoff. The Borrower hereby waives all rights to assert any setoff or counterclaim in any proceeding brought to enforce this Note. THE BORROWER HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING BROUGHT TO ENFORCE OR OTHERWISE RELATING TO THIS NOTE.

     Borrower acknowledges and warrants that this Note evidences a "commercial loan" within the meaning of Section 12-101(c) of the Commercial Law Article of the Annotated Code of Maryland.

     No modification, change, waiver or amendment of this Note shall be effective unless in writing and signed by the Lender or other holder hereof.

     This Note is delivered in the State of Maryland, and shall be governed by, construed and enforced in accordance with the laws of the State of Maryland.

     This Note shall be binding upon the Borrower and the Borrower's successors and assigns.

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     IN WITNESS  WHEREOF,  this Note has been  executed,  under  seal,  with the intention  of making this a sealed  instrument,  on the day and year first above written.

Attest:                                AMERTRANZ WORLDWIDE, INC.




By: _________________________          By: ____________________________(Seal)
Name: ______________________           Name: __________________________
Title: _______________________         Title:   __________________________


Attest:                                TIA, INC.



By: _________________________          By: ____________________________(Seal)
Name: ______________________           Name: __________________________
Title: _______________________         Title:__________________________




F1419.597

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